UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22968

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Item 1. Report to Shareholders

Intermediate Tax-Free High Yield Fund	August 31, 2018

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	Tax-free municipal bonds posted modestly positive returns in the six-month period ended August 31, 2018, and munis outperformed taxable investment-grade bonds.

■	The longer-term relative performance of the T. Rowe Price Tax-Free Funds remains favorable.

■	We continue to favor bonds backed by a dedicated revenue stream over general obligation debt.

■

While the uncertainty around the long-term impacts of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Financial markets performed well overall in the first half of your fund’s fiscal year, the six months ended in August 2018. Investors had to endure periodic volatility, however, and returns varied considerably among asset classes.

U.S. equity returns were particularly strong, with most of the major benchmarks establishing new highs by August. Investors bid stocks up as profit growth surged in early 2018, with earnings for the S&P 500 Index in the first two quarters jumping by roughly 25% versus a year before—the biggest gain in nearly eight years. Revenue growth was also especially robust and reached multiyear highs.

Much of the topline and bottom-line growth remained concentrated in the largest technology and Internet firms, which continued to gain market share and disrupt a range of industries. Apple reached a market milestone in early August, when it became the first company with a market capitalization above $1 trillion—with Amazon.com and Alphabet (Google’s parent company) not far behind. However, public scrutiny of the power and reach of the tech giants reached new heights during the period. Most notably, Facebook founder Mark Zuckerberg was called before Congress to explain the unauthorized use of customer data.

Rising trade tensions were also front and center. On March 1, the first day of your fund’s fiscal year, President Donald Trump surprised markets by announcing new tariffs on metals imports. Tariff threats and counterthreats escalated in the following months, resulting in some unforeseen ripple effects for investors. In particular, shares in major U.S. industrial exporters lagged the market’s advance as the U.S. dollar strengthened and investors worried about retaliatory measures.

Comparatively, robust economic growth and rising interest rates drove the dollar higher against most foreign currencies. Slumping currencies converted modestly positive local equity returns in many countries into losses for U.S. investors. Non-U.S. bond returns were also broadly negative.

The strengthening dollar and trade worries took their heaviest toll on emerging markets. Chinese stocks fell sharply, while many other markets closely tied to global trade also declined. Past and present policy missteps combined with worrisome current account deficits threatened to lead to full-blown financial crises in Argentina and Turkey and caused a plunge in both nations’ currencies. The MSCI Emerging Markets Index entered bear market territory in mid-August after declining more than 20% from its January highs.

Longer-term Treasury yields ended flat to slightly lower over the period despite the accelerating economy and widening budget deficit. Stable yields supported bond prices generally, and most domestic bond segments recorded modest, positive total returns. Healthy corporate earnings and economic conditions supported demand for riskier assets, and high yield bonds offered the best returns. Meanwhile, the Federal Reserve continued to raise short-term interest rates, helping savers and income-seeking investors.

Investment-grade tax-free municipal bonds benefited from a supportive technical environment and outperformed Treasuries and the broader U.S. taxable investment-grade bond market for the six-month period. Investor demand for munis remained steady, while the supply of bonds shrank due to a steep drop in refundings. The new tax law enacted at the end of 2017 eliminated the tax benefits of advance refundings, which had allowed issuers to refinance existing debt with new bonds. Strong demand for higher-yielding securities helped lower-quality munis outperform. Puerto Rico bonds were the best performers in the muni market during the period. While many challenges remain for Puerto Rico, progress toward a resolution for bondholders extended the rally in these bonds.

In mid-August, the current bull market in U.S. stocks became the longest in modern history, according to one measure, and the current economic expansion may be poised to join the record books next summer. Understandably, many investors are beginning to wonder whether the economy and corporate earnings have reached a cycle peak, leading some to question how much longer the good times can last.

For now, fundamentals remain supportive, and we don’t see the classic signs of an impending recession on the horizon. That said, we will be monitoring global economic data and bond market signals for early signs of when this nine-year-plus bull market might be making its last charge. You can rest assured that your fund’s manager is drawing on the extensive resources of T. Rowe Price’s research platform in looking for both signs of trouble and new investment opportunities.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Exempt Money Fund returned 0.50% for the six months ended August 31, 2018, performing in line with the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve remained active during the reporting period, raising rates by 25 basis points in both March and June, which lifted the federal funds target rate to a range of 1.75% to 2.00% by the end of August (100 basis points equal one percentage point). Other short-term interest rates also increased as the Fed raised rates.

Variable rate demand note (VRDN) yields averaged 1.37% since our last report, compared with a 1.04% average for the prior six months; still, supply constraints continued to keep their rates from moving higher. Longer-term municipal money market rates increased, with one-year maturities yielding around 1.80% at the end of the reporting period. The fund benefited from a strategy in which we underweighted VRDNs in favor of somewhat longer-dated positions in commercial paper and other fixed rate investments. Generally, this strategy resulted in a weighted average maturity somewhat longer than that of the peer group.

How is the fund positioned?

We were underweight VRDNs compared with our peer group and instead favored longer-maturity debt, such as commercial paper. Imbalances between supply and demand in the shorter-maturity part of the municipal money market, which includes VRDNs, continued to suppress rates in that segment of the yield curve. We maintained a weighted average maturity slightly longer than that of the peer group, and we plan to opportunistically add longer-maturity investments when we feel our interest rate outlook is reflected in pricing.

What is portfolio management’s outlook?

By most measures, the economy continues to look strong. Employment remains robust, though wage growth and inflation are still restrained. As a result, we expect the Fed to continue its recent pace of interest rate increases and to lift its benchmark rate twice more in 2018—once in both September and December. This should lead to generally higher money market yields, but a limited supply of short-term municipal debt is likely to restrain yield levels in our market in the near term.

As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Short-Intermediate Fund returned 0.73% for the six months ended August 31, 2018, underperforming the Lipper Short-Intermediate Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Shorter-maturity municipal bonds produced modestly positive returns for the six-month period but underperformed longer-maturity bonds. The fund’s relative results were helped by our yield curve positioning and underweight to the prerefunded debt sector. However, our security selection in general obligation (GO) bonds detracted from relative performance. The fund’s net asset value was $5.53 at the end of August, unchanged from six months earlier. Dividends per share contributed $0.04 to the fund’s total return during the six-month period.

The fund’s duration—a measure of interest rate risk—remained in line with that of its peer group. However, the fund’s duration position was modestly shorter than the duration of the passive benchmark, the Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index. Our positioning along the yield curve contributed to relative performance, most notably our overweight to bonds with 10-year maturities.

Most of our new purchases were designed to reduce the portfolio’s underweight to bonds maturing in three to five years. We believe that we are well positioned for a rising rate environment, as about a third of the fund matures within two years, allowing us to reinvest the proceeds at higher yields fairly quickly.

How is the fund positioned?

While our preference for revenue bonds over GOs remains intact as a result of our concerns about the considerable unfunded pension and other post-employment benefit (OPEB) liabilities that many state and local government issuers face, it has become challenging to find opportunities in revenue debt over the past couple of years in the short- to intermediate-term municipal market. As a result, we are overweight GOs from high-quality states that do not have large near-term pension funding problems, including Washington, Florida, and Minnesota. Notable purchases over the reporting period included GO bonds issued out of Minnesota and Wisconsin. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the revenue sector, health care and transportation remained the fund’s largest allocations and overweights relative to the index. The two sectors together accounted for about one-third of the fund’s net assets at the end of the reporting period, as we continue to like the fundamental credit quality of both health care and transportation revenue bonds. However, credit spreads in these sectors have moved to very narrow levels. While we do not anticipate reducing our exposure to health care or transportation, we have not been finding much value given their tight spread levels. We were able to participate in several prepaid gas deals with shorter maturities that fit well in the portfolio.

We continued to overweight lower-quality investment-grade bonds, particularly those in the A and BBB credit quality categories. We believe bonds in these quality tiers offer greater value than their higher-quality counterparts and are an area where our dedicated municipal credit research team can find opportunities to build incremental risk-adjusted yield into the portfolio.

What is portfolio management’s outlook?

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainty around the long-term impact of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

As the Fed continues on the path to interest rate normalization, muni bond yields are likely to increase along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Income Fund returned 1.53% for the six months ended August 31, 2018, modestly underperforming the Lipper General & Insured Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The fund lagged its peer group and the Bloomberg Barclays Municipal Bond Index during the period as security selection and yield curve positioning detracted from relative results. Our overweight allocation to health care bonds contributed to relative performance as the segment outpaced the broader index. The fund’s net asset value was $9.95 at the end of August, down from $9.98 six months earlier. Dividends per share contributed $0.18 to the fund’s total return during the six-month period.

Our avoidance of some of the more speculative and lower-quality names in the market contributed to underperformance versus our peers as these bonds performed well. The strong performance of lower-rated bonds has been a persistent theme over the past few years as low interest rates and narrow credit spreads have encouraged many investors to look for yield in lower-quality parts of the market.

We remained cautious on interest rate risk over the past six months and left the fund’s duration mostly unchanged, ending the period at 4.4 years, which is shorter than both the Bloomberg Barclays Municipal Bond Index and the Lipper peer group average. Our conservative duration positioning modestly detracted from relative performance as the yield curve flattened over the six-month period.

As for yield curve positioning, we believe that longer-maturity revenue bonds represent the best long-term value in the municipal market. However, we maintained a “barbell” structure, with an allocation to shorter-maturity bonds that offer more liquidity. This allocation, which includes high-quality prerefunded bonds, was a drag on relative performance over the period as longer-maturity bonds outperformed. Overall, we are seeking the right balance between investing in higher yields and keeping interest rate risk in the low to moderate range.

How is the fund positioned?

Our preference for revenue bonds over general obligation debt remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and other post-employment benefit (OPEB) liabilities. Within the revenue sector, health care and transportation, which typically offer above-average yields, remained our largest allocations and together made up about 49% of the fund’s net assets at the end of the reporting period. The fund’s allocation to health care increased by more than one percentage point over the reporting period as we purchased bonds issued by Maryland Health and Higher Education Authority for Medstar Health and Greeneville Tennessee Health and Higher Education Facilities for Ballad Health. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The tobacco sector continued to demonstrate strong returns. While we still view this area of the market as somewhat challenged from a credit perspective and remain underweight relative to our peers, we increased our allocation marginally by purchasing Tobacco Settlement Financing Corp. of New Jersey and Golden State Tobacco Securitization Corp. California Tobacco Settlement.

It has become challenging to find opportunities in revenue debt over the past couple of years with short- to intermediate-term maturities. As a result, we were pleased to be able to participate in several prepaid gas deals with shorter maturities over the six-month period. Notable trades included Southeast Alabama Gas Supply and Tennessee State Energy Acquisition Corporation.

The portfolio’s sales were muted as we sought to stay fully invested and keep cash at a minimal level. However, we did reduce our prerefunded allocation and replaced these higher-quality, lower-yielding bonds with securities that offer better risk-adjusted yields.

The fund’s credit quality profile was largely unchanged during the reporting period. We maintained an overweight to A and BBB rated debt as we believe this is an area where our credit research team can find investment opportunities that offer incremental risk-adjusted yield. We also kept modest exposure to below investment-grade and unrated bonds, which provides further credit quality diversification.

What is portfolio management’s outlook?

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainty around the long-term impact of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

As the Fed continues on the path to interest rate normalization, muni bond yields are likely to increase along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free High Yield Fund returned 2.21% for the six months ended August 31, 2018, underperforming the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The investment environment for medium- and lower-quality municipals has remained firm, as persistently low interest rates and a benign credit backdrop drive demand for securities with credit risk even as the Fed moves to normalize short-term rates. In this environment, some of the issuers with the weakest credit quality in the muni market posted outsized returns. In particular, the recovery of two long-term, distressed segments of the municipal market—Puerto Rico debt and tobacco securitization bonds—dominated returns. Our conservative positioning in these two areas versus our more aggressive competitors detracted from relative results.

Prices of almost all Puerto Rico-related bonds bounced sharply over the six-month period, as prospects for a consensual agreement between a variety of creditor classes brightened. The biggest winner was COFINA bonds, which are backed by sales taxes (both senior and subordinate liens), as a tentative framework to split the sales and use tax appeared to be reached with general obligation (GO) bondholders. However, we believe that significant legal hurdles remain in finalizing this arrangement. On the positive side, our investments in Puerto Rico’s utilities (PREPA and PRASA) also rebounded notably but did not offset the drag from our overall conservative positioning in Puerto Rico bonds. Unlike most commonwealth credits, PRASA, the water and sewer authority, has not missed a payment on its senior debt obligations to date. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tobacco securitization bonds also significantly outperformed the market for the six-month period as two high-profile tobacco issuers, New Jersey and Golden State (California), successfully refinanced their low-rated debt without impairment. As a result, many of the weakest structures in the tobacco market, most notably long-maturity, subordinate zero-coupon bonds, rallied sharply. We have strategically skewed our tobacco holdings toward the most durable structures as we expect fundamentals for this sector to remain pressured. In 2018, we have begun to see reacceleration of tobacco consumption declines driven by technological changes such as smokeless vaping devices as well as cessation efforts, and we expect this trend to continue. However, for the reporting period our cautious stance in the segment went unrewarded.

How is the fund positioned?

We maintained a considerable overweight position in revenue bonds backed by transportation projects, such as toll roads and airports. We continue to like the fundamental credit metrics for many of these projects, including the durability of their long-term revenue streams and limited direct competition from other projects (a unique element of municipal finance). Further, we believe these projects remain largely insulated from the pension funding issues faced by many large GO borrowers in the muni market.

We remain notably underweight in GOs as many state and local borrowers grapple with their long-term liabilities for public pensions and other benefits for employees. We believe that the municipal market is in the early stages of repricing risk premiums for state and local borrowers, especially those that have not appropriately addressed these challenges. The fund benefited from its exposure to GOs from the state of Illinois and the City of Chicago for the period. Unlike in 2017, Illinois successfully passed a 2018 budget and addressed its significant backlog in receivables. Chicago bonds benefited from the market’s acceptance of the city’s newly crafted sales tax bonds, which lowered its future borrowing costs. We retain a cautious posture toward GOs but will continue to look for these “fallen angel” opportunities.

As fundamental investors driven by our research-intensive process, we remain healthy skeptics of the ability of some of the weakest issuers in the high yield municipal market to extend their recent run of outsized returns. As always, we will rely on our proven investment process in our efforts to add value over full market cycles.

What is portfolio management’s outlook?

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainty around the long-term impact of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

As the Fed continues on the path to interest rate normalization, muni bond yields are likely to increase along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and other post-employment benefit obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Intermediate Tax-Free High Yield Fund returned 1.72% for the six months ended August 31, 2018, underperforming the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The investment environment for medium- and lower-quality municipals has remained firm, as persistently low interest rates and a benign credit backdrop drive demand for securities with credit risk even as the Fed moves to normalize short-term rates. In this environment, some of the issuers with the weakest credit quality in the muni market posted outsized returns. In particular, the recovery of a select few distressed segments of the intermediate-term high yield municipal market—Puerto Rico debt, tobacco securitization bonds, and debt backed by bankrupt utility First Energy Solutions—dominated returns. Our conservative positioning in these areas versus our more aggressive competitors detracted from relative results.

Prices of almost all Puerto Rico-related bonds bounced sharply over the six-month period, as prospects for a consensual agreement between a variety of creditor classes brightened. The biggest winner was COFINA bonds, which are backed by sales taxes (both senior and subordinate liens), as a tentative framework to split the sales and use tax appeared to be reached with general obligation (GO) bondholders. However, we believe that significant legal hurdles remain in finalizing this arrangement. On the positive side, our holdings of bonds issued by PRASA, Puerto Rico’s water and sewer authority, were top performers for the period. Unlike most commonwealth credits, PRASA has not missed a payment on its senior debt obligations to date. Our holdings of insured Puerto Rico debt also outpaced the market, but the positions in PRASA and insured Puerto Rico bonds did not offset the drag from our overall conservative positioning in Puerto Rico. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Pollution control revenue bonds issued by First Energy Solutions gained notably during the period, as market participants priced in a higher expected recovery for asset sales by the utility, which filed for bankruptcy in April. Although our lack of exposure to this large issuer weighed on relative returns in the six-month period, the fund has benefited from this conservative positioning over the longer term.

How is the fund positioned?

We maintained a considerable overweight position in revenue bonds backed by transportation projects, such as toll roads and airports. We continue to like the fundamental credit metrics for many of these projects, including the durability of their long-term revenue streams and limited direct competition from other projects (a unique element of municipal finance). Further, we believe these projects remain largely insulated from the pension funding issues faced by many large GO borrowers in the muni market.

We remain notably underweight in GOs as many state and local borrowers grapple with their long-term liabilities for public pensions and other benefits for employees. We believe that the municipal market is in the early stages of repricing risk premiums for state and local borrowers, especially those that have not appropriately addressed these challenges. The fund benefited from its exposure to GOs from the state of Illinois and the City of Chicago for the period. Unlike in 2017, Illinois successfully passed a 2018 budget and addressed its significant backlog in receivables. Chicago bonds benefited from the market’s acceptance of the city’s newly crafted sales tax bonds, which lowered its future borrowing costs. We retain a cautious posture toward GOs but will continue to look for these “fallen angel” opportunities.

As fundamental investors driven by our research-intensive process, we remain healthy skeptics of the ability of some of the weakest issuers in the high yield municipal market to extend their recent run of outsized returns. As always, we will rely on our proven investment process in our efforts to add value over full market cycles.

What is portfolio management’s outlook?

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainty around the long-term impact of tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, we believe fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

As the Fed continues on the path to interest rate normalization, muni bond yields are likely to increase along with Treasury yields—although probably not to the same extent. While higher yields pressure bond prices, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and other post-employment benefit obligations in some jurisdictions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states. Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2018, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund and have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

EXPENSE RATIOS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.1%		
Alabama 0.9%		
Huntsville-Redstone Village Special Care Fac. Fin. Auth., 5.50% 1/1/28	205	182
Huntsville-Redstone Village Special Care Fac. Fin. Auth., Series A, 6.00%, 1/1/22	80	72
Selma Ind. Dev. Board, International Paper, Series A, 5.375%, 12/1/35	50	55
Southeast Alabama Gas Supply Dist., Series A, VRDN, 4.00%, 6/1/49 (Tender 6/1/24)	200	212
		521
Alaska 0.3%		
Valdez, BP Pipelines, Series C, 5.00%, 1/1/21	145	155
		155
Arizona 1.1%		
Peoria IDA, Sierra Winds Life Care, Series A, 5.00%, 11/15/19	205	208
Peoria IDA, Sierra Winds Life Care, Series A, 5.25%, 11/15/29	100	101
Pima County IDA, Tucson Electric Power, San Juan, Series A, 4.95%, 10/1/20	300	318
		627
Arkansas 0.2%		
Arkansas Dev. Fin. Auth., Washington Regional Medical Center, Series B, 5.00%, 2/1/20	100	104
		104
California 3.8%		
California HFFA, Northern California Presbyterian Home & Services, 5.00%, 7/1/22	100	112
California Municipal Fin. Auth., Azusa Pacific Univ., Series B, 5.00%, 4/1/28	140	157

California PFA, Henry Mayo Newhall Memorial Hosp., 5.00%, 10/15/22	150	164
California Statewide CDA, Loma Linda Univ. Medical Center, Series A, 5.00%, 12/1/25 (1)	200	222
Del Mar Race Track Auth., 5.00%, 10/1/38	150	150
Irvine, Community Fac. Dist. #2013-3, Special Tax, 5.00%, 9/1/21	40	43
Jurupa PFA, Special Tax, Series A, 5.00%, 9/1/20	100	106
La Verne, Brethren Hillcrest Homes, COP, 5.00%, 5/15/23	100	110
Riverside County Redev. Agency, Interstate 215 Corridor, Series E, 6.75%, 12/1/26	250	281
San Buenaventura, Community Memorial Health, 6.50%, 12/1/21	100	112
San Clemente, Community Fac. Dist. #2006-1, Special Tax, 5.00%, 9/1/24	100	113
Tustin Community Fac. Dist., Special Tax, Tustin Legacy/Columbus Villages, Series A, 5.00%, 9/1/28	500	568
		2,138

Colorado 5.8%

Colorado HFA, Catholic Health Initiatives, Series A, 5.00%, 2/1/23	200	212
Colorado HFA, Christian Living Neighborhoods, 5.00%, 1/1/26	100	109
Colorado HFA, Sunny Vista Living Center, Series A, 5.50%, 12/1/30 (1)	450	467
Colorado HFA, Valley View Hosp., 5.00%, 5/15/28	500	561
Denver City & County Airport, United Airlines, 5.00%, 10/1/32 (2)	250	268
E-470 Public Toll Highway, Series A, 5.00%, 9/1/19	100	103
E-470 Public Toll Highway, Series B, FRN, 67% of 1M USD LIBOR + 1.05%, 2.44%, 9/1/39 (Tender 9/1/21)	100	101
Lakes at Centerra Metropolitan Dist. No. 2, Property Tax, Series A, GO, 4.625%, 12/1/27	500	502
Park Creek Metropolitan Dist., Senior Limited Property, Series A, 5.00%, 12/1/30	500	569
Public Auth. for Colorado Energy, 6.125%, 11/15/23	320	368

Public Auth. for Colorado Energy, 6.25%, 11/15/28	30	37
		3,297

Connecticut 0.7%

Connecticut HEFA, Masonicare, Series F, 5.00%, 7/1/27	200	221
Mohegan Tribe Indians, Series C, 5.25%, 2/1/22 (1)	190	197
		418

Delaware 1.2%

Delaware Economic Dev. Auth., Delmarva Power & Light, 5.40%, 2/1/31	620	655
		655

District of Columbia 1.1%

District of Columbia, Ingleside at Rock Creek, Series A, 5.00%, 7/1/32	225	240
District of Columbia, Methodist Home of District of Columbia, 5.00%, 1/1/29	250	246
District of Columbia, Methodist Home of District of Columbia, Series B, VRDN, 4.00%, 1/1/40 (Tender 1/1/20)	150	146
		632

Florida 4.1%

Celebration Pointe Community Dev. Dist. #1, Special Assessment, 4.75%, 5/1/24	80	82
Celebration Pointe Community Dev. Dist. #1, Special Assessment, 5.00%, 5/1/34	345	350
Crossings at Fleming Island Community Dev. Dist., Special Assessment, Series A-1, 4.00%, 5/1/24	100	104
Crossings at Fleming Island Community Dev. Dist., Special Assessment, Series A-1, 4.50%, 5/1/30	250	257
Davie Ed. Fac., Nova Southeastern Univ., Series A, 6.00%, 4/1/42	250	281

Davie Ed. Fac., Nova Southeastern Univ., Series B, 5.00%, 4/1/19	100	102
Florida Dev. Finance, Learning Gate Community Center, Series A, 5.00%, 2/15/31	250	271
Lakewood Ranch Stewardship Dist., Lakewood National & Polo Run, Special Assessment, 4.00%, 5/1/22	100	101
Orange County, Convention Center, 5.00%, 10/1/21	55	60
Palm Beach County HFA, Sinai Residence of Boca Raton, Series A, 6.80%, 6/1/25	250	283
Tampa Health Sys., Baycare Health, Series A, 5.00%, 11/15/26	150	165
Village Community Dev. Dist. #7, Special Assessment, 4.00%, 5/1/21	230	241
		2,297
Georgia 2.0%		
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A1, 6.50%, 1/1/29	100	99
Atlanta Dev. Auth., Georgia Proton Treatment Center, Series A1, 6.75%, 1/1/35	200	196
Macon-Bibb County Urban Dev. Auth., Academy for Classical Ed., Series A, 5.00%, 6/15/27 (1)	570	581
Marietta Dev. Auth., Life Univ., Series A, 5.00%, 11/1/27 (1)	250	276
		1,152
Hawaii 0.3%		
Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living, 5.125%, 11/15/32	150	165
		165
Idaho 0.7%		
Idaho HFA, Saint Luke's Health, Series A, 5.00%, 3/1/29	100	110
Idaho HFA, Trinity Health, Series D, 5.00%, 12/1/32	250	273
		383

Illinois 8.9%

Chicago O'Hare Int'l. Airport, Customer Fac. Charge, 5.50%, 1/1/27	85	95
Chicago Wastewater, Series C, 5.00%, 1/1/28	500	551
Chicago Waterworks, 5.00%, 11/1/23	200	222
Chicago Waterworks, 5.00%, 11/1/25	300	339
Cook County, Series C, GO, 5.00%, 11/15/25 (4)	500	546
Illinois, GO, 5.00%, 1/1/22	300	308
Illinois, GO, 5.00%, 1/1/24	100	102
Illinois, Series A, GO, 4.00%, 4/1/30 (4)	350	357
Illinois, Series A, GO, 5.00%, 10/1/25	250	266
Illinois Fin. Auth., Admiral at the Lake, 5.00%, 5/15/33	500	497
Illinois Fin. Auth., Admiral at the Lake, Series A, 7.625%, 5/15/25 (Prerefunded 5/15/20) (3)	150	164
Illinois Fin. Auth., Admiral at the Lake, Series A, 7.75%, 5/15/30 (Prerefunded 5/15/20) (3)	185	203
Illinois Fin. Auth., Franciscan Communities, Series A, 4.00%, 5/15/23	395	410
Illinois Fin. Auth., Silver Cross Hosp., 5.00%, 8/15/21	100	107
Metropolitan Pier & Exposition Auth., McCormick Place, 5.00%, 12/15/32	250	274
Metropolitan Pier & Exposition Auth., McCormick Place, Series B, 5.00%, 12/15/28	200	210
Railsplitter Tobacco Settlement Auth., 5.00%, 6/1/28	100	113
Railsplitter Tobacco Settlement Auth., 6.00%, 6/1/28 (Prerefunded 6/1/21) (3)	250	278
		5,042

Indiana 2.6%

East Chicago Solid Waste Disposal, USG, 5.50%, 9/1/28 (2)	175	179
Indiana Fin. Auth., Greencroft Obligation Group, Series A, 6.50%, 11/15/33	50	55
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21	250	268
Indiana Fin. Auth., U.S. Steel, 6.00%, 12/1/19	150	154

Indiana Fin. Auth., U.S. Steel, 6.00%, 12/1/26	100	103
Valparaiso, Pratt Paper, 6.75%, 1/1/34 (2)	350	407
Whiting, Environmental Fac., Series A, VRDN, 5.00%, 3/1/46 (Tender 3/1/23) (2)	250	277
		1,443
Iowa 0.5%		
Iowa Fin. Auth., Iowa Fertilizer, 5.875%, 12/1/26 (1)	115	121
Iowa Fin. Auth., Iowa Fertilizer, Series B, VRDN, 5.25%, 12/1/50 (Tender 12/1/37)	135	143
		264
Kentucky 1.0%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.00%, 6/1/25	350	385
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health, Series A, 5.25%, 6/1/20	150	156
		541
Louisiana 1.5%		
Louisiana Local Gov't. Environment Fac. Auth., Westlake Chemical, Series A, 6.50%, 8/1/29	280	303
New Orleans Sewerage Service, 5.00%, 6/1/32	500	560
		863
Maryland 5.2%		
Gaithersburg, Asbury Maryland Obligated Group, Series A, 5.125%, 1/1/36	490	490
Howard County, Annapolis Junction Town Center, 4.80%, 2/15/24	230	234
Maryland Economic Dev., Bowie State Univ., 5.00%, 6/1/29 (1)	100	104
Maryland Economic Dev., Purple Line Light Rail, Series C, 5.00%, 9/30/28 (2)	525	557
Maryland Economic Dev., Univ. of Maryland, 4.00%, 7/1/21	100	104

Maryland Economic Dev., Univ. of Maryland, 4.00%, 7/1/22	190	198
Maryland HHEFA, Anne Arundel Health, Series A, 6.75%, 7/1/39 (Prerefunded 7/1/19) (3)	10	10
Maryland HHEFA, Aventist Healthcare, Series A, 6.25%, 1/1/31	100	111
Maryland HHEFA, Green Street Academy, Series A, 5.00%, 7/1/27 (1)	100	104
Maryland HHEFA, Meritus Medical Center, 5.00%, 7/1/22	500	547
Rockville, Ingleside at King Farm, Series A1, 5.00%, 11/1/29	100	110
Rockville City, Ingleside at King Farm, Series C-2, 3.00%, 11/1/25	50	50
Westminster, Miller's Grant Lutheran Village, Series A, 5.00%, 7/1/24	130	137
Westminster, Miller's Grant Lutheran Village, Series A, 6.00%, 7/1/34	140	150
		2,906
Massachusetts 0.1%		
Massachusetts Dev. Fin. Agency, Milford Regional Medical Center, Series F, 5.00%, 7/15/23	50	54
		54
Michigan 2.4%		
Calhoun County Hosp. Fin. Auth., Oaklawn Hosp., 5.00%, 2/15/33	250	265
Detroit Sewage Disposal System, Series A, 5.25%, 7/1/26	170	186
Michigan Fin. Auth., Great Lakes Water Auth., Series C, 5.00%, 7/1/28	500	557
Michigan Fin. Auth., Great Lakes Water Auth., Series C-3, 5.00%, 7/1/21 (4)	300	323
		1,331
Mississippi 1.1%		
Lowndes County, Weyerhaeuser, Series A, 6.80%, 4/1/22	270	305

Warren County Gulf Opportunity Zone, International Paper, Series A, 6.50%, 9/1/32 (Prerefunded 9/20/18) (3)	330	331
		636
Missouri 2.0%		
Kirkwood IDA, Aberdeen Heights, 5.00%, 5/15/21	125	132
St. Louis IDA, Ballpark Village Dev., Series A, 3.875%, 11/15/29	100	102
St. Louis IDA, Nazareth Living Center, Series A, 5.00%, 8/15/25	500	539
St. Louis IDA, Saint Andrews Resources for Seniors, Series A, 5.00%, 12/1/25	195	207
St. Louis Land Clearance for Redev. Auth., National Geospatial Intelligence Agency, 5.00%, 6/1/29	150	165
		1,145
Montana 0.2%		
Kalispell, Immanuel Lutheran, Series A, 5.00%, 5/15/22	100	106
		106
New Hampshire 0.9%		
New Hampshire HEFA, Hillside Village, Series A, 5.25%, 7/1/27 (1)	500	508
		508
New Jersey 6.4%		
Burlington County Bridge Commission, Evergreens, 5.625%, 1/1/38	480	468
Gloucester County Pollution Control Fin. Auth., Keystone Urban Renewal, Series A, 5.00%, 12/1/24 (2)	50	54
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/21	250	267
New Jersey Economic Dev. Auth., Goethals Bridge, 5.125%, 1/1/34 (2)	30	32
New Jersey Economic Dev. Auth., Lions Gate, 4.875%, 1/1/29	150	154

New Jersey Economic Dev. Auth., Provident Group - Rowan Univ., Series A, 5.00%, 1/1/21	180	189
New Jersey Economic Dev. Auth., School Facilities Construction, Series XX, 5.00%, 6/15/24	500	552
New Jersey HCFFA, Barnabas Health, Series A, 4.00%, 7/1/26	75	79
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/23	150	165
New Jersey HCFFA, Barnabas Health, Series A, 5.00%, 7/1/25	110	121
New Jersey Transportation Trust Fund Auth., Federal Highway Reimbursement, Series A-1, 5.00%, 6/15/20	400	421
Tobacco Settlement Fin., Series A, 5.00%, 6/1/33	1,000	1,126
		3,628
New York 7.6%		
Build New York City Resource, Inwood Academy Leadership Charter School, Series A, 4.875%, 5/1/31 (1)	250	256
Build New York City Resource, Pratt Paper, 3.75%, 1/1/20 (1)(2)	100	101
Build New York City Resource, Pratt Paper, 4.50%, 1/1/25 (1)(2)	100	109
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 4.00%, 12/1/21 (1)	300	313
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 5.00%, 12/1/22 (1)	300	328
Dormitory Auth. of the State of New York, Pace Univ., Series A, 5.00%, 5/1/19 (5)	5	5
Dormitory Auth. of the State of New York, Pace Univ., Series A, 5.00%, 5/1/23	50	55
Dormitory Auth. of the State of New York, Pace Univ., Series A, 5.00%, 5/1/24 (Prerefunded 5/1/23) (3)	5	6
Dormitory Auth. of the State of New York, Pace Univ., Series A, 5.00%, 5/1/25	20	22
Dormitory Auth. of the State of New York, Pace Univ., Unrefunded Balance, Series A, 5.00%, 5/1/19	75	77
Dormitory Auth. of the State of New York, Pace Univ., Unrefunded Balance, Series A, 5.00%, 5/1/24	245	270
Dormitory Auth. of the State of New York, Saint John's Univ., Series A, 5.00%, 7/1/29	100	114
Nassau County IDA, Amsterdam at Harborside, Series A, 5.875%, 1/1/23	195	202

Nassau County IDA, Amsterdam at Harborside, Series A, 6.50%, 1/1/32	350	370
Nassau County IDA, Amsterdam at Harborside, Series A, 6.50%, 1/1/34	115	120
Nassau County IDA, Amsterdam at Harborside, Series C, 2.00%, 1/1/49 (6)(7)	66	11
New York Liberty Dev., 3 World Trade Center, Series CL-2 5.15%, 11/15/34 (1)	250	275
New York Transportation Dev., American Airlines, 5.00%, 8/1/26 (2)	500	525
New York Transportation Dev., American Airlines, 5.00%, 8/1/31 (2)	850	887
Suffolk County Economic Dev., Catholic Health Services, 5.00%, 7/1/28 (Prerefunded 7/1/21) (3)	15	16
Suffolk County Economic Dev., Catholic Health Services, 5.00%, 7/1/28	85	91
Tompkins County Dev., Kendal at Ithaca, 5.00%, 7/1/29	100	108
		4,261

North Carolina 1.5%

Charlotte, Douglas Airport, Series A, 5.00%, 7/1/33	250	270
Columbus County Ind. Fac. & Pollution Control Fin. Auth., International Paper, 5.70%, 5/1/34	100	106
North Carolina Medical Care Commission, Pennybyrn at Maryfield, 5.00%, 10/1/25	200	220
North Carolina Medical Care Commission, Southminster, 4.00%, 10/1/19	125	127
North Carolina Medical Care Commission, Vidant Health, 4.00%, 6/1/22	100	107
		830

North Dakota 0.2%

Grand Forks Health Care, Altru Health, 5.00%, 12/1/35	125	131
		131

Ohio 2.9%

Bowling Green, CFP I, Bowling Green State Univ., 5.75%, 6/1/31 (Prerefunded 6/1/20) (3)	200	214
Cleveland Airport, Series A, 5.00%, 1/1/29	200	214
Cleveland Airport, Series A, 5.00%, 1/1/29 (4)	125	139
Ohio Air Quality Dev. Auth., Pratt Paper, 3.75%, 1/15/28 (1)(2)	500	506
Ohio State Water Dev. Auth., U.S. Steel, 6.60%, 5/1/29	50	52
Southeastern Ohio Port Auth., Memorial Health, 5.75%, 12/1/32	500	537
		1,662

Oklahoma 1.4%

Oklahoma County Fin. Auth., Epworth Villa, Series A, 5.70%, 4/1/25	250	250
Oklahoma Dev. Fin. Auth., OU Medicine, Series B, 5.00%, 8/15/33	500	560
		810

Pennsylvania 5.4%

Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/22 (1)	250	268
Allentown Neighborhood Improvement Zone Dev. Auth., Center City, 5.00%, 5/1/27 (1)	200	222
Butler County Hosp. Auth., 5.00%, 7/1/25	125	141
Chester County IDA, Woodlands at Graystone, 4.375% 3/1/28 (1)	100	100
Commonwealth Fin. Auth., Tobacco Master Settlement Payment, 5.00%, 6/1/23	100	111
Cumberland County Municipal Auth., Asbury Obligated Group, 5.40%, 1/1/22	250	259
Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/24	400	457
Lancaster County Hosp. Auth., United Zion Retirement, Series A, 4.00%, 12/1/21	185	188
Montgomery County IDA, Albert Einstein Healthcare, Series A, 5.25%, 1/15/28	200	219
Pennsylvania Higher Ed. Fac. Auth., Temple Univ., First Series, 5.00%, 4/1/32	250	270

Pennsylvania Higher Ed. Fac. Auth., Widener Univ., 5.00%, 7/15/22	200	217
Philadelphia Hosp. & Higher Ed. Fac. Auth., Temple Univ. Health, 5.00%, 7/1/28	310	344
Philadelphia IDA, First Series 2016, 5.00%, 4/1/28	200	228
		3,024
Puerto Rico 2.0%		
Puerto Rico, Public Improvement, Series A, GO, 4.125%, 7/1/24 (4)	125	130
Puerto Rico, Public Improvement, Series A, GO, 5.50%, 7/1/20 (8)	250	264
Puerto Rico Aqueduct & Sewer Auth., Series A, 5.00%, 7/1/19	350	333
Puerto Rico Electric Power Auth., Series SS, 5.00%, 7/1/19 (9)	200	201
Puerto Rico Electric Power Auth., Series SS, 5.00%, 7/1/30 (4)	130	135
Puerto Rico Electric Power Auth., Series UU, 5.00%, 7/1/24 (4)	50	52
		1,115
Rhode Island 0.9%		
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/20	300	311
Rhode Island Health & Ed. Building, Care New England, Series B, 5.00%, 9/1/24	200	216
		527
South Carolina 0.4%		
South Carolina Jobs-Economic Dev. Auth., Repower South Berkeley, 5.25%, 2/1/27 (1)(2)	200	199
		199
Tennessee 2.4%		
Chattanooga Health Ed. & Housing Fac. Board, Student Housing - CDFI Phase I, 5.00%, 10/1/21	350	378
Chattanooga Health Ed. & Housing Fac. Board, Student Housing - CDFI Phase I, 5.00%, 10/1/32	155	169

Memphis-Shelby County Ind. Dev. Board, Senior Tax Increment, Graceland, Series A, 4.75%, 7/1/27	100	106
Tennessee Energy Acquisition, Series A, 5.25%, 9/1/24	25	28
Tennessee Energy Acquisition, Series A, 5.25%, 9/1/26	100	116
Tennessee Energy Acquisition, Series C, 5.00%, 2/1/22	205	222
Tennessee Energy Acquisition, Series C, 5.00%, 2/1/23	290	319
		1,338
Texas 8.9%		
Austin Convention Enterprises, First Tier Convention Center, Series A, 5.00%, 1/1/28	250	284
Austin Convention Enterprises, Second Tier Convention Center, Series B, 5.00%, 1/1/27	325	361
Houston Airport, Series B-2, 5.00%, 7/15/20 (2)	250	262
Houston Airport, United Airlines, 4.50%, 7/1/20 (2)	100	103
Houston Airport, United Airlines, 4.75%, 7/1/24 (2)	150	161
Board of Managers Joint Guadalupe County - City of Seguin Hosp., 5.00%, 12/1/28	100	106
Board of Managers Joint Guadalupe County - City of Seguin Hosp., 5.00%, 12/1/21	300	314
Love Field Airport Modernization, Southwest Airlines, 5.00%, 11/1/20 (2)	250	265
Love Field Airport Modernization, Southwest Airlines, 5.00%, 11/1/28 (2)	265	286
Mission Economic Dev., Natgasoline, Series B, PCR, 5.75%, 10/1/31 (1)(2)	500	516
New Hope Cultural Ed. Fac. Fin., Collegiate Housing, Tarleton State Univ., Series A, 5.00%, 4/1/24	310	340
New Hope Cultural Ed. Fac. Fin., Langford, Series A, 5.00%, 11/15/26	350	355
North Texas Tollway Auth., 6.00%, 1/1/38 (Prerefunded 1/1/21) (3)	250	274
North Texas Tollway Auth., Series A, 5.00%, 1/1/26	100	113
Tarrant County Cultural Ed. Fac. Fin., Buckingham Senior Living Community, 5.00%, 11/15/25	150	135
Texas Municipal Gas Acquisition & Supply I, Series D, 6.25%, 12/15/26	400	463

Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/25	250	274
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/26	175	191
Texas Municipal Gas Acquisition & Supply III, 5.00%, 12/15/30	200	216
		5,019
Virgin Islands 0.9%		
Virgin Islands PFA, Matching Fund, 5.00%, 10/1/29 (4)	500	524
		524
Virginia 6.4%		
Alexandria IDA, Goodwin House, 5.00%, 10/1/35	260	288
Botetourt County Residential Care Fac., Glebe, Series A, 4.75%, 7/1/23	250	257
Botetourt County Residential Care Fac., Glebe, Series A, 6.00%, 7/1/34	150	164
Cherry Hill CDA, Potomac Shores, Special Assessment, 4.50%, 3/1/25 (1)	100	102
Fairfax County Economic Dev. Auth., Vinson Hall, Series A, 4.00%, 12/1/22	705	726
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/27	125	139
Norfolk Redev. & Housing Auth., Fort Norfolk Retirement, 4.00%, 1/1/24	165	168
Russell County IDA, Appalachian Power, Series K, 4.625%, 11/1/21	250	259
Virginia College Building Auth., Marymount Univ., 5.25%, 7/1/30 (1)	100	108
Virginia College Building Auth., Marymount Univ., Series A, 5.00%, 7/1/22 (1)	400	426
Virginia Small Business Fin. Auth., Elizabeth River Crossing, 5.50%, 1/1/42 (2)	500	540
Virginia Small Business Fin. Auth., Interstate 95 Express Lane, 5.00%, 7/1/34 (2)	400	424
		3,601

Washington 0.5%

Greater Wenatchee Regional Events Center Pub. Fac. Dist., Series A, 5.00%, 9/1/27	100	103
Washington Housing Fin. Commission, Bayview Manor Homes, Series A, 4.00%, 7/1/26 (1)	165	166
		269

Wisconsin 2.7%

Wisconsin PFA, American Dream at Meadowlands, Series A, 6.25%, 8/1/27 (1)	200	213
Wisconsin PFA, Celanese, Series A, 5.00%, 1/1/24 (1)(2)	250	276
Wisconsin PFA, Church Home of Hartford, 5.00%, 9/1/25 (1)	200	217
Wisconsin PFA, National Gypsum, 4.00%, 8/1/35 (2)	445	433
Wisconsin PFA, Retirement Housing Foundation, 5.00%, 11/15/27	250	285
Wisconsin PFA, Senior-MD Proton Treatment Center, Series A1, 6.125%, 1/1/33 (1)	100	101
		1,525

Total Investments in Securities		
99.1% of Net Assets (Cost $55,310)	**$**	**55,846**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at August 31, 2018 amounts to $7,382 and represents 13.1% of net assets.

(2) Interest subject to alternative minimum tax

(3) Prerefunded date is used in determining portfolio maturity.

(4) Insured by Assured Guaranty Municipal Corporation.

(5) Escrowed to maturity

(6) In default with respect to payment of interest.

(7) Non-income producing

(8) Insured by Financial Guaranty Insurance Company

(9) Insured by National Public Finance Guarantee Corporation

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

CDA Community Development Administration/Authority

CDFI Community Development Financial Institution

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of income exempt from federal income taxes. The fund has three classes of shares: the Intermediate Tax-Free High Yield Fund (Investor Class), the Intermediate Tax-Free High Yield Fund–Advisor Class (Advisor Class), and the Intermediate Tax-Free High Yield Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2018, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2018.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At August 31, 2018, approximately 53% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,464,000 and $2,151,000, respectively, for the six months ended August 31, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2018, the fund had $14,000 of available capital loss carryforwards.

At August 31, 2018, the cost of investments for federal income tax purposes was $55,310,000. Net unrealized gain aggregated $536,000 at period-end, of which $798,000 related to appreciated investments and $262,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2018, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until June 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $109,000 of expenses were waived/paid by Price Associates during the six months ended August 31, 2018. Including this amount, expenses previously waived/paid by Price Associates in the amount of $599,000 remain subject to repayment by the fund at August 31, 2018.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2018, expenses incurred pursuant to these service agreements were $45,000 for Price Associates and $7,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of August 31, 2018, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 3,002,273 shares of the Investor Class, representing 61% of the Investor Class’s net assets, and 25,000 shares of the Advisor Class, representing 43% of the Advisor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the one-, two-, and three-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations with respect to the Investor Class, Advisor Class, and I Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) total expenses and actual management fees of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the first quintile (Investor Class Expense Group, Advisor Class Expense Group, and Expense Universe), and the fund’s total expenses ranked in the first and fifth quintiles (Investor Class Expense Group), first quintile (Advisor Class Expense Group), and second and fifth quintiles (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 17, 2018